UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Eaton Vance Senior Income Trust

(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement), if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Eaton Vance Senior Income Trust

One Post Office Square

Boston, Massachusetts 02109

Supplement to Proxy Statement

for

Annual Meeting of Shareholders

On August 22, 2025, Eaton Vance Senior Income Trust (the “Fund”) filed with the Securities and Exchange Commission the definitive proxy statement (the “Proxy Statement”) for its annual meeting of shareholders (the “Annual Meeting”) to be held on Wednesday, October 8, 2025, at 11:30 a.m. (Eastern Time). The Fund is filing this supplement to its Proxy Statement (the “Supplement”) to correct certain inadvertent scrivener’s errors in the Proxy Statement and the form of proxy cards filed with the Proxy Statement, as discussed below.

1.	The Proxy Statement referenced an incorrect number of outstanding Auction Preferred Shares entitled to vote at the Annual Meeting as of the record date, July 29, 2025. We are issuing this Supplement to provide the correct information:

As of July 29, 2025, there were 1,504 Auction Preferred Shares, $0.01 par value per share, liquidation preference $25,000 per share, of the Fund outstanding.

2.	The form of proxy cards attached to the EDGAR filing referenced an incorrect Annual Meeting date. The proxy cards mailed to shareholders included the correct Annual Meeting date, and this Supplement updates the form of proxy cards included in the EDGAR version of the Proxy Statement. There are no changes to the proxy card or voting instruction form previously mailed to shareholders.

For more information, please contact the Fund at 1-800-262-1122. This Supplement should be read in conjunction with the Proxy Statement, and other than the revisions described above, this Supplement does not modify any information in the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

September 23, 2025	48648-00 9.23.25

# PROXY CARD

**SIGN**, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY COMMON SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

## PROXY VOTING OPTIONS

**MAIL** your signed and voted proxy back in the postage paid envelope provided.

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

# EATON VANCE SENIOR INCOME TRUST

**Annual Meeting of Shareholders, October 8, 2025**

Proxy Solicited on Behalf of the Board of Trustees

**HOLDERS OF COMMON SHARES**

The undersigned holder(s) of common shares of beneficial interest (the "Common Shares") of Eaton Vance Senior Income Trust (the "Fund"), a Massachusetts business trust, hereby appoints KRISTIN S. ANAGNOST, NICHOLAS S. DI LORENZO, JAMES F. KIRCHNER, KENNETH A. TOPPING and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at the principal office of the Fund, One Post Office Square, Boston, Massachusetts 02109, on October 8, 2025 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE COMMON SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF**. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" any Trustee nominee. The persons named as proxies will vote against any such adjournment those proxies that voted "WITHHOLD AUTHORITY FOR ALL NOMINEES." THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND REVOKES ANY PROXY HERETOFORE GIVEN WITH RESPECT TO THE ANNUAL MEETING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

**EATON VANCE SENIOR INCOME TRUST**

# PROXY CARD

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** **Please sign this proxy card exactly as your name(s) appear on the books of the Fund. When the Common Shares are held jointly, each holder of the Common Shares should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.**

________________________________________________
SIGNATURE DATE

________________________________________________
SIGNATURE (IF HELD JOINTLY) DATE

________________________________________________
TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

---

**YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.**

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

## 1(a). Election of three Class III Trustees:

**(i.)** Alan C. Bowser ☐

**(ii.)** George J. Gorman ☐

**(iii.)** Marcus L. Smith ☐

| FOR ALL NOMINEES | WITHHOLD AUTHORITY FOR ALL NOMINEES | FOR ALL EXCEPT (instructions below) |
|---|---|---|
| ☐ | ☐ | ☐ |

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the square next to each nominee you wish to withhold, as shown here: ■

**MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING.** ☐

**TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.**

**COMMENTS:**

**ADDRESS CHANGE:**

**IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD OCTOBER 8, 2025**
**The Notice of Annual Meeting of Shareholders, Proxy Statement, Form(s) of Proxy Card and Shareholder Report are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend and vote at the Annual Meeting in person.**

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

# PROXY CARD

**SIGN**, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY AUCTION PREFERRED SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

## PROXY VOTING OPTIONS

**MAIL** your signed and voted proxy back in the postage paid envelope provided.

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

# EATON VANCE SENIOR INCOME TRUST

**Annual Meeting of Shareholders, October 8, 2025**

Proxy Solicited on Behalf of the Board of Trustees

**HOLDERS OF AUCTION PREFERRED SHARES**

The undersigned holder(s) of auction preferred shares of beneficial interest (the "Auction Preferred Shares") of Eaton Vance Senior Income Trust (the "Fund"), a Massachusetts business trust, hereby appoints KRISTIN S. ANAGNOST, NICHOLAS S. DI LORENZO, JAMES F. KIRCHNER, KENNETH A. TOPPING and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at the principal office of the Fund, One Post Office Square, Boston, Massachusetts 02109, on October 8, 2025 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE AUCTION PREFERRED SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF**. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" any Trustee nominee. The persons named as proxies will vote against any such adjournment those proxies that voted "WITHHOLD AUTHORITY FOR ALL NOMINEES." THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND REVOKES ANY PROXY HERETOFORE GIVEN WITH RESPECT TO THE ANNUAL MEETING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

**EATON VANCE SENIOR INCOME TRUST**

# PROXY CARD

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** **Please sign this proxy card exactly as your name(s) appear on the books of the Fund. When the Auction Preferred Shares are held jointly, each holder of the Auction Preferred Shares should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.**

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

**YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.**

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

**1(a). Election of three Class III Trustees:**

**(i.)** Alan C. Bowser ☐

**(ii.)** George J. Gorman ☐

**(iii.)** Marcus L. Smith ☐

| FOR ALL NOMINEES | WITHHOLD AUTHORITY FOR ALL NOMINEES | FOR ALL EXCEPT (instructions below) |
|---|---|---|
| ☐ | ☐ | ☐ |

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the square next to each nominee you wish to withhold, as shown here: ■

**1(b). Election of one Class III Trustees:**

**(i.)** Nancy Wiser Stefani ☐

**MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING.** ☐

**TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.**

**COMMENTS:**

**ADDRESS CHANGE:**

**IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD OCTOBER 8, 2025**
**The Notice of Annual Meeting of Shareholders, Proxy Statement, Form(s) of Proxy Card and Shareholder Report are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend and vote at the Annual Meeting in person.**

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]